EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 ADOPTED PURSUANT TO SECTION 906
                       OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Amazon Biotech, Inc., a Utah corporation, (the "Company") on Form 10-QSB for the period ending January 31, 2006, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Mechael Kanovsky, Ph.D., President and Chief Executive Officer of the Company, certify the following pursuant to Section 18, U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002:

      1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Mechael Kanovsky, Ph.D.
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Mechael Kanovsky, Ph.D.
President and Chief Executive Officer
March 22, 2006